SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of 15(d)
                      of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                  August 1, 1994


                               CHEVRON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    1-368-2                       94-0890210
  -----------------       ------------------------       ---------------------
  (State or other         (Commission File Number)       (I.R.S. Employer No.)
  jurisdiction of
  incorporation)

    225 Bush Street, San Francisco, CA                          94104
  ----------------------------------------               ---------------------
  (Address of principal executive offices)                   (Zip Code)

            Registrant's telephone number, including area code:
                             (415) 894-7700


  Item 5.   Other Events.
            ------------

            On August 1, 1994, Chevron Capital U.S.A. Inc, Chevron Corporation, and The Chase Manhattan Bank (National Association) signed the First Supplemental Indenture to the original Indenture dated May 15, 1987. A copy of this First Supplemental Indenture is attached hereto as Exhibit 99.1 and made a part hereof.


  Item 7.   Financial Statements and Exhibits.

            (c)   Exhibits.

                  99.1     First Supplemental Indenture dated August 1, 1994.

                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated: August 11, 1994

                                                     CHEVRON CORPORATION



                                                   By   M.J. McAULEY
                                                     -------------------
                                                        M.J. McAuley
                                                          Secretary